Investment in associates	12 Months Ended
Dec. 31, 2024
Investments in associates [Abstract]
Disclosure of investments in associates [Text Block]
3.5 INVESTMENTS IN ASSOCIATES
Due to their significance, the investments in 407 ETR (43.23%), IRB (19.86%), Private InvIT (23.99%) and JFK NTO (49%) are presented separately. The following tables show the main items that explain the variation in these investments.

2024 (Million euro)	407 ETR (43.23%)	IRB (19.86%)	Private InvIT (23.99%)	JFK (49%)	OTHER	TOTAL
Balance at 12.31.23	928	376	—	471	263	2,038
Capital contribution	—	—	710	469	13	1,192
Share of profit/(loss)	188	13	(8)	3	42	238
Dividends	(321)	(6)	(4)	—	(26)	(357)
Foreign exchange differences	(17)	16	6	54	1	60
Derivatives	—	(4)	—	9	15	20
Other	—	(80)	—	—	(88)	(168)
Balance at 12.31.24	778	315	704	1,006	220	3,023

2023 (Million euro)	HAH (25%)	407 ETR (43,23%)	AGS (50%)	IRB (24,86%)	JFK (49%)	OTHER	TOTAL
Balance at 12.31.22	—	1,063	—	377	235	276	1,951
Capital contributions	—	—	—	—	214	—	214
Share of profit/(loss)	—	154	—	14	4	43	215
Dividends	—	(281)	—	(1)	—	(39)	(321)
Foreign exchange differences	—	(8)	—	(14)	(12)	1	(33)
Derivatives	—	—	—	1	31	(15)	17
Other	—	—	—	(1)	(1)	(3)	(5)
Balance at 12.31.23	—	928	—	376	471	263	2,038
During 2024, investment in associates heading increased by EUR 985 million on the back of the capital contributions in JFK NTO Airport (EUR 469 million), the acquisition of 23.99% of IRB Private InvIT (EUR 710 million) described in Note 1.1.5, and the share of these companies’ profits (EUR 238 million), highlighting the 407 ETR results (EUR 188 million). Also worth mentioning the effect in other movements are mainly related to the 5%
stake divestment in IRB Infrastructure Developers (EUR -77 million) and the availability concession assets sold to Interogo Holding in October 2024 (Note 1.1.5).
3.5.1. Heathrow Airports Holdings (HAH) divestment
As mentioned in Note 1.1.5, on December 12, 2024, following satisfaction of applicable regulatory conditions, Ferrovial completed the sale of 19.75% of the share capital of FGP Topco Ltd., which is the direct shareholder of Heathrow Airports Holdings Limited (HAH), the owner of Heathrow Airport in London (UK), to Ardian and the Public Investment Fund (PIF), with a capital gain of EUR 2,023 million, reported in the income statement within the line item “Impairment and disposal of fixed assets” (Note 2.4) - the ownership interest in this company was valued at zero, due to the fact that losses generated in previous years brought equity attributable to Ferrovial below zero.
As a result, Ferrovial now holds 5.25% stake, which is recognized as a non-current financial asset at fair value through profit or loss (Note 3.6.), once concluded that according to IAS28 p.5-6, Ferrovial will no longer exercise significant influence in FGP Topco Ltd., despite having the right to nominate a board member together with other shareholders, as the group will have no participation in the policy-making processes of the asset, neither participation in decisions related to dividend distributions. The fair value of the remaining stake has been determined by referencing the selling price of the recently 19.75% stake divested in FGP Topco Ltd., generating an additional positive impact of EUR 547 million.
Finally, on January 26, 2025, Ferrovial announced that a binding agreement has been reached with Ardian for the sale of its entire remaining stake (5.25%) in FGP Topco Ltd. (Topco), parent company of Heathrow Airport Holdings Ltd., for c. GBP 455 million (current book value of the asset), which will be adjusted with an interest rate to be applied until closing (Note 6.11). The transaction is subject to complying with the right of first offer (ROFO) which may be exercised by Topco shareholders pursuant to the Shareholders’ Agreement and the Articles of Association of the company. Full completion of the acquisition under the agreement is also subject to the satisfaction of applicable regulatory conditions.
3.5.2. Disclosures relating to 407 ETR
a.Balance sheet and income statement movements 2024- 2023
These figures reflect the company´s full balances and are presented in millions of Canadian dollars (details of the exchange rate used in 2024 for the balance sheet and the income statement figures are provided in Note 1.4.).
Balance sheet December 2024 and December 2023

407 ETR (100%) (million CAD)	Dec. 2024	Dec. 2023	Var. 24/23
Non-current assets	4,594	4,584	10
Fixed assets in infrastructure projects	3,921	3,954	(33)
Non-current financial assets	611	568	43
Deferred taxes	62	62	—
Current assets	1,163	1,014	149
Short-term trade and other receivables	443	322	121
Cash and cash equivalents	720	691	29
Total assets	5,757	5,598	159
Equity	(6,199)	(5,791)	(408)
Non-current liabilities	11,309	10,908	401
Borrowings	10,716	10,318	398
Deferred taxes	593	590	3
Current liabilities	647	481	166
Borrowings	514	403	111
Short-term trade and other payables	133	77	56
Total liabilities	5,757	5,598	159
There follows a description of the main movements in 407 ETR’s balance sheet at December 31, 2024 compared to the previous year:
Equity
Equity fell by CAD 409 million with respect to the previous year, primarily due to the payment of CAD 1,100 million in dividends to shareholders, which was offset by the profit for the year of CAD 692 million.
The 43.23% of the subsidiary’s shareholders’ funds does not reflect the consolidated carrying amount of the ownership interest, since the latter also includes the amount of the fair value remeasurement of the investment retained, following the divestment of a 10% ownership interest in this company in 2010, recognized as an increase in the investment’s value.
Borrowings
Overall financial debt (short and long term) increased in relation to December 2023 by CAD 509 million due to issuance of new senior debt.
Income statement December 2024 - December 2022
The following table shows movements in 407 ETR’s income statement during the financial years ended December 2024, December 2023 and December 2022:

407 ETR (100%) (million CAD)	Dec.24	Dec.23	Dec.22
Operating income	1,705	1,495	1,327
Operating expenses	(228)	(212)	(188)
Fixed asset depreciation	(106)	(97)	(100)
Operating profit/(loss)	1,372	1,187	1,039
Net financial income/(expense)	(429)	(412)	(447)
Profit/(loss) before tax	942	775	592
Corporate income tax	(250)	(208)	(156)
Net profit/(loss)	692	567	435
Profit/(loss) attributable to Ferrovial (million CAD)	299	245	188
Intangible asset amortization adjustment (CAD million)	(21)	(21)	(19)
Adjusted net profit/(loss) attributable to Ferrovial (43.23%) (million CAD)	278	225	169
Adjusted net profit/(loss) attributable to Ferrovial (43.23%) (million euro)	188	154	124
It should be noted that the profit/(loss) attributable to Ferrovial also includes depreciation recognized over the concession term on the remeasurement recognized, following the loss of control of the company as a result of the above mentioned 2010 sale.
3.5.3 Disclosures relating to JFK NTO LLC
The agreement whereby Ferrovial invested in the capital of JFK NTO LLC, which will remodel, build, finance, operate and maintain the facilities of the new terminal one at New York’s John F. Kennedy International (JFK) Airport, came into effect on June 10, 2022. Ferrovial holds a 49% indirect ownership interest in the project.
As also commented in that note, Ferrovial agreed with the Carlyle Group to pay of an earn-out should Carlyle divest its outstanding 4% interest in Mars NTO LLC. This earn-out payment would be triggered if Carlyle were to transfer its stake either to a third party or to Ferrovial. This payment depends on the value creation by the project. An estimation of the earn-out payment was included in our valuation of the investment as presented in the audited financial statements. Any future changes in the valuation of the earn-out may affect our results.
The shareholders made a commitment to inject share capital of USD 2,330 million, of which Ferrovial will contribute USD 1,142 million. At December 31, 2024, USD 1,635 million had been invested (USD 801 million relates to Ferrovial, of which USD 507 million (EUR 469 million) was invested in 2024)).
In 2025 and beyond, total dividend payments will largely depend on traffic performance at Dalaman, as well as at NTO, following the opening of the terminal, which is expected for 2026.
The company's consolidated IFRS balance sheet is disclosed in the table below:
Balance sheet December 2024 and 2023

JFK (100%) Million USD	Dec. 2024	Dec. 2023
Non-current assets	8,330	6,482
Intangible assets	8,067	6,168
Non-current financial assets	180	132
Long-term financial derivatives at fair value	83	182
Current assets	2,510	322
Debtors and other short-term accounts receivable	275	174
Cash and cash equivalents	251	148
Other short-term financial assets	1,984	—
Total assets	10,840	6,804
Equity	1,994	932
Share capital	1,635	600
Share of profit/(loss)	40	11
Other Comprehensive Income	319	321
Non-current liabilities	8,504	5,559
Bonds and debts - infrastructure projects	4,654	1,774
Other long-term debts	3,850	3,785
Current liabilities	342	313
Creditors and other short-term accounts payables	342	313
Total liabilities	10,840	6,804
JFK NTO's main assets and liabilities are described below:
•Intangible assets, which fundamentally comprise:
–Concession assets (USD 3,971 million in 2024 and USD 2,247 million in 2023), including all the expenses necessary to obtain the concession contract, as well as the project’s construction and development costs.
–Payments to the Port Authority (USD 4,096 million in 2024 and USD 3,921 million in 2023), reflecting the present value of the future payments, throughout the concession period, for the acquisition of the concession. Also, a liability of the same amount was initially recorded, corresponding to the value of the future payment obligations, under financial debt in non-current liabilities (“Other long-term debts”).
•Long-term borrowings (USD 4,600 million in 2024 and USD 1,740 million in 2023) explained mainly by:
–USD 2,000 million nominal amount of Munibonds issued on December 6, 2023. A portion of the issuance (USD 800 million) was insured by Assured Guaranty Municipal Corp. (“AGM”).
–USD 2,550 million nominal amount of green bonds issued on June 18, 2024. A portion of the issuance (USD 800 million) was insured by Assured Guaranty Municipal Corp. (“AGM”). The transaction achieved an all-in true interest cost of 4.65% at a weighted average maturity of 30 years.
•Other short-term financial assets (USD 1,984 million in 2024) correspond to treasury bills, treasury notes and state and local government securities, aligned with NTO reinvestment strategy, derived from the cash obtained from the bond issuance before mentioned.
•In addition, JFK NTO has contracted interest rate swaps (IRS) associated with the project's bank borrowings and future debt issuances, for a notional amount of USD 645 million (USD 3,005 million in 2023), which have been treated as effective cash flow hedges. During the year, there was an impact of USD 20 million on the company's reserves (EUR 9 million at Ferrovial's ownership interest).
•Equity (USD 1,994 million in 2024 and USD 932 million in 2023). Movements in equity are primarily explained by capital contributions under this same heading in the amount of USD 1,035 million and USD 20 million reflecting the effect on reserves of the change in market value of the derivative associated with current debt since the acquisition date.
3.5.4 Disclosures relating to AGS
On November 13, 2024, Ferrovial announced that an agreement had been reached with Avialliance UK Limited for the sale of its entire stake in AGS (50%). As part of the same transaction, Macquarie also agreed to sell its entire stake (50%) in AGS to the same purchaser. The completion of this transaction was subject to the obtainment of applicable regulatory approvals by the 2024 year-end, and the 50% ownership interest in AGS Airports Holdings Limited as of December 31, 2024 was therefore reclassified to held for sale. The ownership interest in this company remained valued at zero, due to the fact that losses generated in previous years brought equity attributable to Ferrovial below zero (Note 1.1.4 and Note 6.11.).
As disclosed in Note 3.6. of these consolidated financial statements, the group granted subordinated loans to AGS totaling EUR 235 million, that after the agreement reached in November, have been reclassified from long-term financial assets to short-term receivables at December 2024, as these loans are also part of the divestment transaction.
On January 28, 2025, and following satisfaction of applicable regulatory conditions, Ferrovial and Macquarie completed the sale of AGS' entire share capital (100%) for a price of GBP 900 million, of which circa GBP 450 million are Ferrovial's net proceeds, together with a capital gain of EUR 297 million for Ferrovial which will affect Q1 2025 results.
3.5.5. Disclosures relating to IRB
As indicated in Ferrovial’s 2021 consolidated financial statements, the Group (through Cintra) acquired a 24.86% stake in the Indian listed company IRB Infrastructure Developers Ltd (IRB) on December 29, 2021. The deal was completed following a preferential share issue by IRB Infrastructure Developers. The amount paid totaled EUR 369 million. The transaction price was set in accordance with applicable legislation, taking into account the average price weighted by the trading volume for the two-week period prior to the year-end.
The price of IRB’s stock at December 31, 2024 was INR (Indian Rupee) 57.24 per share (41.55 at December 31, 2023).
The company's fiscal year runs from April through March. IRB’s latest available audited financial statements are those of March 2024. IRB contributed a profit of EUR 13 million to Ferrovial for the period from January to December 2024.
On June 11, 2024, Ferrovial, through its subsidiary Cintra, completed the sale of its 5% stake in IRB for EUR 215 million (assuming a EUR/INR exchange rate of 89.3), resulting in a capital gain before taxes of EUR 133 million (Note 1.1.5).
IRB only reports to the market its consolidated balance sheet at March and September month-end. This balance sheet below for December 2024 is based on the balance sheet reported by IRB for September 2024, adjusted by (i) the distributions to unit holders and results reported by IRB for the last quarter of 2024 excluding the impact of measuring at fair value through profit and loss account some investments that Ferrovial maintains as equity investments, and (ii) Ferrovial´s purchase price allocation adjustments.

IRB (100%) Million INR	Dec.24	Dec.23
Non-current assets	405,626	388,946
Current assets	46,158	55,742
Total assets	451,784	444,688
Equity	141,663	139,195
Non-current liabilities	273,464	238,920
Current liabilities	36,657	66,573
Total liabilities	451,784	444,688

Group´s share in equity (19.86% and 24.86% post and pre-sale, respectively)	28,141	34,611
Group´s share in equity (Million EUR)	315	376
The following table illustrates the summarized income statement as reported by IRB, excluding the impact of measuring at fair value through profit and loss account some investments that Ferrovial maintains as equity investments, and adjusted by Ferrovial´s purchase price allocation adjustments:

IRB (100%) Million INR	Dec.24	Dec.23
Revenue	72,806	69,677
Profit for the year (continuing operations)	5,096	5,205
Other comprehensive income	(1,440)	407
Total comprehensive income	3,656	5,612

Group´s share in profits (19.86% and 24.86% post and pre-sale, respectively)	1,534	1,294
Group´s share in profits (Million EUR)	13	14
3.5.6. IRB Infrastructure Trust (Private InvIT)
On June 13, 2024, Ferrovial, through its toll road subsidiary Cintra, acquired a 23.99% stake in IRB Infrastructure Trust (Private InvIT), a subsidiary of IRB Infrastructure Developers (IRB), in which Ferrovial holds a 19.86% ownership interest as mentioned previously. Private InvIT held a portfolio of 14 toll road concessions in India with a committed pipeline of one additional concession. This investment amounted to EUR 652 million (considering an exchange rate of 90.2 EUR/INR).
Ferrovial acquired this stake from affiliates of GIC Private Limited, which prior to this transaction owned a 49% stake in the company. After the transaction, GIC’s affiliates retain a 25% stake in Private InvIT and IRB retains its current 51% stake. Considering the indirect ownership interest which Ferrovial holds through the 19.86% stake in IRB, Ferrovial retains a total stake in Private InvIT of 34.1%.
On December 20, Private InvIT raised unit capital by way of rights issue of units of Private InvIT to IRB Infrastructure Developers (IRB) and GIC Affiliates. Post right issue, Ferrovial acquired 23.99% of these rights issued, increasing its investment in Private InvIT by EUR 58 million (considering an exchange rate of 87.83 EUR/INR), and maintaining its stake in a 23.99%. On December 27, Private InvIT acquired 80.4% of Ganga, the above-mentioned additional concession.
IRB Private InvIT contributed a loss of EUR -8 million to Ferrovial for the period from June to December 2024.
Regarding the purchase price allocation exercise (see Note 1.1.5.), the difference between the net fair value of the identifiable assets and liabilities of Private InvIT and its carrying amount as at the date of acquisition (EUR 300 million at Ferrovial's stake) was fundamentally allocated to the value of the toll concession rights, as the book value of the rest of net assets is not significantly different to their fair value. According to IAS 12, paragraph 66, the deferred tax liability resulting from this fair value adjustment to the intangible asset (EUR 90 million for Ferrovial’s stake) affects the goodwill implicit in the carrying amount of the investment.
The consolidated IFRS balance sheet integrated by Ferrovial of Private InvIT is summarized in the table below.
Private InvIT only reports to the market its consolidated balance sheet at March and September month-end. This balance sheet below for December 2024 is based on the balance sheet reported by Private InvIT for September 2024, adjusted by (i) the distributions to unit holders and results reported by Private InvIT for the last quarter of 2024, and (ii) Ferrovial´s purchase price allocation adjustments. The acquisition of 80.4% of Ganga project is not included in these figures as there is no available balance sheet detailed information.

Private InvIT (100%) Million INR	Dec.24	Fair Value recognized on acquisition Jun.24
Non-current assets	536,192	537,578
Current assets	15,719	13,799
Total assets	551,911	551,377
Equity	240,784	245,257
Non-current liabilities	297,474	294,852
Current liabilities	13,653	11,268
Total liabilities	551,911	551,377

Group´s share in equity (23.99%)	57,769	58,842
Group´s share in equity (23.99%) Million EUR	646	652
Ganga Acquisition (Million EUR)	58	—
Group´s share in equity including Ganga acquisition (23.99%) Million EUR	704	652
The following table illustrates the summarized income statement for the 6 month-period from the acquisition to December 31, 2024 as reported by Private InvIT, and adjusted by Ferrovial´s purchase price allocation adjustments:

Private InvIT (100%) Million INR	Dec.24
Revenue	22,040
Profit for the year (continuing operations)	(3,131)
Total comprehensive income	(3,131)

Group´s share in loss (23.99%)	(751)
Group´s share in loss (23.99%) Million EUR	(8)
3.5.7. Other disclosures relating to associates
a) Movements relating to the remaining associates
Appendix I to the 2024 consolidated financial statements includes a list of ownership interests in equity-accounted companies, including names, countries of incorporation, business segments, shareholding percentages, aggregate assets and liabilities, revenue and profit/(loss) for the year.
A summary is presented in the following table:

Million euro	2024	2023
Madrid Calle 30	56	52
Riverlinx Limited – Silvertown Tunnel	65	52
Netflow OSARS (Western)	38	42
Ruta del Cacao	27	22
FMM Company LLC	18	19
Other	16	76
Balance at 12.31.2024	220	263
The main movement in relation to the remaining associates corresponds to the divestment of several availability concession assets in the Toll Roads Division. As mentioned in Note 1.1.5, in October 2024, Ferrovial and Interogo Holding, via its infrastructure investment fund Inter Infrastructure Capital (IIC), created the company Umbrella Roads BV to manage Ferrovial’s stakes in several road and parking concessions in Spain, Scotland, Ireland and Canada.
Ferrovial transferred 100% of the economic rights and holds the majority of the voting rights (51%) in Umbrella Roads BV through its toll roads division Cintra. After the analysis performed by the company of this transaction and the share purchase agreements, it was concluded that Ferrovial has no control over these assets according to IFRS 10, p. 7 criteria, nor significant influence under IAS 28, which entails recognizing a capital gain of EUR 19 million, reported in the income statement within the line item “Impairment and disposal of fixed assets” (transaction price of EUR 100 million). The partnership between Ferrovial and Interogo Holding could allow for further collaboration between the parties in future.
b) Other information
There are no significant restrictions on the capacity of associates to transfer funds to the parent company in the form of dividends, debt repayments or advances, other than such restrictions as might arise from the financing agreements of those associates or from their own financial position, and there are no contingent liabilities relating to associates that might ultimately be assumed by the Group.
There are no significant companies in which the ownership interest exceeds 20% that are not equity-accounted.
The guarantees provided by Group companies to equity-accounted companies are described in Note 6.5.2.